Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Tiens Biotech Group (USA), Inc. (the "Registrant") on Form 10-KSB/A for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Jinyuan Li, Chief Executive Officer and Chairman of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of and for the period covered by the Report.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

August 11, 2005                              /s/ Jinyuan Li
                                            ------------------------------------
                                            Jinyuan Li
                                            Chief Executive Officer and Chairman